UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08268

Firsthand Funds

(Exact name of registrant as specified in charter)

150 Almaden Blvd., Suite 1250
San Jose, CA 95113

(Address of principal executive offices) (Zip code)

Firsthand Capital Management, Incorporated
150 Almaden Blvd., Suite 1250
San Jose, CA  95113

 (Name and address of agent for service)

registrant's telephone number, including area code: (408) 624-9527

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	6
Portfolio of Investments	8
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17

PERFORMANCE SUMMARY
Period Returns (Average Annual Total Returns as of 6/30/12)

FUND	YTD*	1-YEAR	3-YEAR	5-YEAR	10-YEAR	EXPENSE RATIO**
Firsthand Technology Opportunities Fund	8.33%	-7.29%	17.13%	4.97%	9.98%	1.85%
Firsthand Alternative Energy Fund	-12.13%	-47.83%	-16.39%	•	•	1.98%
NASDAQ Composite Index	13.32%	7.05%	18.18%	3.46%	8.08%	•
S&P 500 Index	9.48%	5.43%	16.39%	0.22%	5.32%	•
WilderHill Clean Energy Index	-10.40%	-48.89%	-22.45%	•	•	•

*	Not Annualized.
**	Per the most recent Prospectus.

Returns Since Inception (Average Annual Total Returns as of 6/30/12)

FUND	AVERAGE ANNUAL TOTAL RETURNS	NASDAQ COMPOSITE INDEX	S&P 500 INDEX	WILDERHILL CLEAN ENERGY INDEX
Firsthand Technology Opportunities Fund (9/30/99)	-4.07%	1.22%	2.34%	•
Firsthand Alternative Energy Fund (10/29/07)	-18.53%	1.92%	-0.42%	-30.73%

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

The Nasdaq Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with Nasdaq. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The Wilder Hill Clean Energy Index is a market-weighted index of 58 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. You cannot invest directly in an index.

2	2012 Semi-Annual Report

Each Fund may invest in small-capitalization companies and Initial Public Offerings (“IPOs”). These investments will be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which will be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 6/30/12)

INDUSTRY	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Advanced Materials	0.5%	11.9%
Basic Materials	•	1.0%
Building Automation	•	1.3%
Communications	6.4%	•
Communications Equipment	5.0%	•
Computer	15.2%	•
Energy Efficiency	•	10.3%
Environmental Services	•	8.8%
Industrials	•	4.3%
Intellectual Property	•	0.0%
Internet	31.7%	•
Networking	1.9%	•
Other	0.5%	•
Other Electronics	2.7%	4.7%
Power Conversion/Supply Equipment	•	2.8%
Renewable Energy	•	41.7%
Semiconductor Equipment	0.8%	•
Semiconductors	7.4%	7.0%
Social Networking	1.2%	•
Software	10.4%	•
Net Other Assets and Liabilities	16.3%	6.2%

Portfolio holdings are subject to change.

www.firsthandfunds.com	3

PRESIDENT’S LETTER

DEAR FELLOW SHAREHOLDERS,

Macroeconomic uncertainty has continued to foster volatility in worldwide financial markets, as the global financial crisis wears on. Although the first quarter of this year saw a sizeable rally, with the S&P 500 up 12.58% and the NASDAQ up 18.97%, Q2 was significantly more volatile, with eight trading days of better-than-2% swings (four of those up, four down) on the NASDAQ. The tech sector’s performance was driven largely by Apple (AAPL) and the continued popularity of its iPad and iPhone products. Firsthand Technology Opportunities Fund benefited from its significant holdings in Apple, which helped the fund finish the first quarter up 17.41%. But equity markets swung to the negative in the second quarter, with the S&P 500 down 2.75% and the NASDAQ falling 4.76%. Our funds were no exception to the overall trend, with Firsthand Technology Opportunities Fund falling 7.73% in Q2. The environment was worse in the renewable energy sector, with Firsthand Alternative Energy Fund underperforming its benchmark to finish the first six months of 2012 down 12.13%.

Despite the continued economic malaise, driven in large part by the ongoing European debt crisis, we believe there are several trends within the technology sector that offer growth opportunities even in a challenging market.

The ubiquity of fast and accessible broadband, combined with significant advancements in mobile computing and browser-based software, is creating a fundamental shift in the technology sector. Specifically, the entire architecture of information technology (IT) services is changing; computing power is being shifted to where it can be most economically delivered - remote server farms or public and private “clouds.” “Cloud computing” allows businesses to move away from expensive hardware and software maintenance and rely instead on a third-party to host and manage the business infrastructure. Employees then access applications via their PC, laptop or mobile device. Between 2009 and 2011, the cloud services industry (e.g., data center outsourcing, software-as-a-service, infrastructure-as-a-service) grew an impressive 54%, with the market forecast to nearly double between 2012 and 2016.1 This type of computing infrastructure also gives businesses the ability to increase or decrease computing capacity easily, making cloud architectures fundamentally more economical than traditional host-it-yourself computing. End-users are offered accessible, affordable applications with much less hassle.

We’re working to position the Firsthand Technology Opportunities Fund portfolio to own the companies capitalizing on this sea change in technology, companies like data center provider Equinix (EQIX), which is up 73% in the first six months of 2012. Other companies on the right side of the trend include IT hosting provider Rackspace (RAX) and virtualization giant VMWare (VMW).

The shift to the cloud isn’t all bad news for the traditional enterprise technology heavyweights; many are adapting to the new environment. Although companies like Hewlett-Packard (HP) and Microsoft (MSFT) are struggling to find a foothold in the changing landscape, Oracle (ORCL) provides an interesting example of a company that’s transforming itself from an enterprise database and application software company to a cloud-computing-technologies company through a string of recent acquisitions.

4	2012 Semi-Annual Report

The move to the cloud is part and parcel of another trend that has been developing for several years: increasingly mobile computing. Tablet computers made up nearly a quarter of all PCs sold in Q2 this year. In 2012, roughly 119 million tablets, like Apple’s (AAPL) iPad and Amazon’s (AMZN) Kindle, are expected to be sold, which is a nearly 100% increase over the 60 million tablets sold last year. By 2016, that number is expected to more than triple to 369 million. Apple is clearly the big winner here, and is in large part responsible for the NASDAQ’s gains so far in 2012: Apple makes up roughly 17% of the capitalization-based index, and the company was up 46% in Q1 and 42% for the period overall.

The increasing significance of mobile and cloud computing is affecting other segments of the technology sector as well. Take for instance, gaming, which so dominated the market just five years ago. With more consumers accessing games via a mobile device (e.g., a smartphone, a Nintendo DS, an iPad, etc.), once-high-flying companies like GameStop (GME) and Electronic Arts (EA) are finding themselves nearing five-year lows. We have a negative outlook for both the video game and PC industries and the put options we own on our Gamestop and Dell (DELL) have been positive contributors to Firsthand Technology Opportunities Fund.

And of course, no discussion of stocks in 2012 is complete without mentioning Facebook (FB). While the social networking giant stumbled in its initial public offering, it continues its growth toward 1 billion users. The company holds the potential to offer advertisers the ability to target that broad audience based on more detailed information than ever before available in an advertising medium.

Obviously, the trends just discussed all rely on the Internet in some fashion. While we largely maintain a Silicon Valley focus, we will buy great technology companies no matter where they are located. Chinese Internet companies such as Baidu (BIDU) and Sina (SINA) remain attractive in large part because they are leaders in the world’s biggest market: China. While both companies have struggled year-to-date, we remain firm believers in their business models and growth potential.

We also maintain our strong belief in alternative energy over the long term. Obviously the sector has struggled over the past few years, with declining subsidies in Europe, falling prices, and the global economic downturn. Nonetheless, while growth may fall in Europe over the coming years, we expect it to rise in the U.S. and Asia. In the U.S. solar developers are expected to install nearly twice as many megawatts this year as in 2011. Worldwide, the solar market grew 40% last year, even in the face of disappearing subsidies.

Although performance for our funds has been mixed so far this year, we believe we are well positioned for growth in the months ahead and remain dedicated to capitalizing on what we consider the most significant trends in the technology and renewable energy sectors.

Thank you for your continued trust and investment.

Sincerely,

Kevin Landis
President

1	Gartner Group, IT Spending Forecast Summary, Q2 2012 Update, July 2012

www.firsthandfunds.com	5

SHAREHOLDER FEE EXAMPLE (unaudited)

Example—In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses—The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes—The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table at right are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

6	2012 Semi-Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	BEGINNING ACCOUNT VALUE 1/1/12	ENDING ACCOUNT VALUE 6/30/12	EXPENSES PAID DURING PERIOD* 1/1/12 - 6/30/12	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,083.30	$9.58	1.85%
Hypothetical**	$1,000	$1,015.66	$9.27	1.85%

FIRSTHAND ALTERNATIVE ENERGY FUND

	BEGINNING ACCOUNT VALUE 1/1/12	ENDING ACCOUNT VALUE 6/30/12	EXPENSES PAID DURING PERIOD* 1/1/12 - 6/30/12	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$878.70	$9.25	1.98%
Hypothetical**	$1,000	$1,015.02	$9.92	1.98%

*
Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

**	5% return per year before expenses.
The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

www.firsthandfunds.com	7

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Portfolio of Investments, June 30, 2012 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS — 81.5% ($83,329,871)
Advanced Materials — 0.5% ($517,200)
Corning, Inc.	40,000	$517,200
Communications — 6.4% ($6,487,100)
Equinix, Inc.*	20,000	3,513,000
Rackspace Hosting, Inc.*	40,000	1,757,600
VimpelCom, Ltd. - SP ADR	150,000	1,216,500
Communications Equipment — 5.0% ($5,098,000)
QUALCOMM, Inc.	85,000	4,732,800
Telefonaktiebolaget Ericsson LM - SP ADR	40,000	365,200
Computer — 14.0% ($14,308,000)
Apple, Inc.*	24,500	14,308,000
Internet — 31.1% ($31,766,521)
Akamai Technologies, Inc. (1)*	80,000	2,540,000
Amazon.com, Inc.*	35,000	7,992,250
Baidu, Inc. - SP ADR*	35,000	4,024,300
Google, Inc., Class A*	13,000	7,540,910
SINA Corp.*	60,000	3,108,600
Tencent Holdings, Ltd.	150,000	4,369,711
Yandex NV, Class A*	115,000	2,190,750
Networking — 1.9% ($1,978,800)
Cisco Systems, Inc.	40,000	686,800
Riverbed Technology, Inc.*	80,000	1,292,000
Other Electronics — 2.7% ($2,715,300)
3D Systems Corp.	20,000	682,800

SHARES/ CONTRACTS	MARKET VALUE
LG Display Co., Ltd. - ADR	40,000	$378,000
VeriFone Systems, Inc.*	50,000	1,654,500
Semiconductor Equipment — 0.8% ($858,000)
Applied Materials, Inc.	30,000	343,800
ASML Holding N.V.	10,000	514,200
Semiconductors — 7.4% ($7,577,950)
ARM Holdings, PLC - SP ADR	105,000	2,497,950
Intel Corp. (1)	40,000	1,066,000
SanDisk Corp.*	20,000	729,600
Skyworks Solutions, Inc.*	120,000	3,284,400
Social Networking — 1.2% ($1,244,800)
Facebook, Inc.	40,000	1,244,800
Software — 10.5% (10,778,200)
Microsoft Corp. (1)	190,000	5,812,100
Oracle Corp.	20,000	594,000
Symantec Corp.	50,000	730,500
VMware, Inc., Class A*	40,000	3,641,600

EXCHANGE-TRADED FUND — 0.5% ($456,300)
Other — 0.5% ($456,300)
iPath S&P 500 VIX Short-Term Futures ETF*	30,000	456,300
PURCHASED OPTIONS — 1.9% ($1,940,000)
Computer — 1.2% ($1,220,000)
Dell Inc. Put Option, Expiring January 2013, Strike Price $15.00	4,000	1,220,000

see accompanying notes to financial statements

8	2012 Semi-Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued
Portfolio of Investments, June 30, 2012 (unaudited)

	SHARES/ CONTRACTS	MARKET VALUE
Internet — 0.7% ($720,000)
GameStop Corp., Class A , Put Option, Expiring January 2013, Strike Price $20.00	2,000	$720,000
INVESTMENT COMPANY — 16.4% ($16,755,831)
Fidelity Institutional Money Market Fund (2)	16,755,831	16,755,831
Total Investments (Cost $90,756,286) — 100.3%		102,482,002
Liabilities in excess of other assets — (0.3)%		(277,876)
NET ASSETS — 100.0%		$102,204,126

	CONTRACTS	MARKET VALUE

WRITTEN OPTIONS — (0.2)% ($205,528)
Internet — (0.1)% ($62,128)
Akamai Technologies, Inc. Call Option, Expiring July 2012, Strike Price $32.00	(800)	$(62,128)
Semiconductors — 0.0% ($48,400)
Intel Corp. Call Option, Expiring August 2012, Strike Price $26.00	(400)	(48,400)
Software — (0.1)% ($95,000)
Microsoft Corp. Call Option, Expiring July 2012, Strike Price $31.00	(1,900)	(95,000)

Total Written Options (Proceeds $164,048)		$(205,528)

*	Non-income producing security.
(1)	Securities held as collateral for open written call options.
(2)	The Fidelity Institutional Money Market Fund invests primarily in U.S. Treasury securities.
ADR  American Depositary Deceipt
ETF  Exchange Traded Fund
PLC  Public Limited Company
SP ADR  Sponsored American Depositary Receipt

see accompanying notes to financial statements

www.firsthandfunds.com	9

FIRSTHAND ALTERNATIVE ENERGY FUND
Portfolio of Investments, June 30, 2012 (unaudited)

SHARES	MARKET VALUE
COMMON STOCKS — 93.7% ($2,382,848)
Advanced Materials — 11.9% ($303,000)
Corning, Inc.	9,460	$122,317
MEMC Electronic Materials Inc.*	19,130	41,512
Metabolix, Inc.*	4,700	8,695
Praxair, Inc.	1,200	130,476
Basic Materials — 1.0% ($25,300)
Metalico, Inc.*	11,500	25,300
Building Automation — 1.3% ($33,251)
Johnson Controls, Inc.	1,200	33,251
Energy Efficiency — 10.3% ($261,867)
Echelon Corp.*	19,500	67,860
Honeywell International, Inc.	1,580	88,226
Itron, Inc.*	2,565	105,781
Environmental Services — 8.8% ($223,053)
ADA-ES, Inc.*	8,792	223,053
Industrials — 4.3% ($109,445)
3M Co.	800	71,680
United Technologies Corp.	500	37,765
Intellectual Property — 0.0% ($—)
Silicon Genesis Corp., Common (1)*	181,407	0

SHARES	MARKET VALUE
Other Electronics — 4.7% ($118,816)
Intevac, Inc.*	15,800	$118,816
Power Conversion/ Supply Equipment — 2.8% ($70,964)
Power-One, Inc.*	15,700	70,964
Renewable Energy — 41.6% ($1,058,149)
Amtech Systems, Inc.*	6,600	24,816
Daystar Technologies, Inc.*	16	22
FuelCell Energy, Inc.*	5,000	5,050
Gamesa Corp. Tecnologica S.A.	7,059	12,587
GT Advanced Technologies, Inc.*	31,900	168,432
Hanwha SolarOne Co., Ltd. - SP ADR*	50,400	60,480
Iberdrola S.A.	16,934	79,698
JA Solar Holdings Co., Ltd. - ADR*	65,000	66,950
JinkoSolar Holding Co., Ltd. - ADR*	8,000	27,520
Meyer Burger Technology AG*	10,000	154,349
Motech Industries, Inc.	58,069	79,666
Orion Energy Systems, Inc.*	14,000	30,800
Sharp Corp.	11,000	55,320
SunPower Corp., Class B*	15,931	76,628
Trina Solar Ltd. - SP ADR*	14,600	92,856
ULVAC, Inc.*	2,700	24,590

see accompanying notes to financial statements

10	2012 Semi-Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Portfolio of Investments, June 30, 2012 (unaudited)

	SHARES	MARKET VALUE
Vestas Wind Systems A.S.*	6,000	$33,300
WaterFurnace Renewable Energy, Inc.	600	9,485
Yingli Green Energy Holding Co. - ADR*	20,000	55,600
Semiconductors — 7.0% ($179,003)
Power Integrations, Inc.	4,799	179,003
PREFERRED STOCK — 0.1% ($3,634)
Intellectual Property — 0.0% ($28)
Silicon Genesis Corp., Series 1-C (1)*	152	0
Silicon Genesis Corp., Series 1-E (1)*	3,000	28

	SHARES	MARKET VALUE
Renewable Energy — 0.1% ($3,606)
SoloPower, Series C-1 (1)*	2,142	$3,606
Investment Company — 6.3% ($159,508)
Fidelity Institutional Money Market Fund (2)	159,508	159,508
Total Investments
(Cost $5,243,308) — 100.1%		2,545,990
Liabilities in excess of other assets — (0.1)%		(1,608)

NET ASSETS — 100.0%		$2,544,382

*	Non-income producing security.
(1)	Restricted security.
(2)	The Fidelity Institutional Money Market Fund invests primarily in U.S. Treasury securities.
ADR  American Depositary Receipt
SP ADR  Sponsored American Depositary Receipt

see accompanying notes to financial statements

www.firsthandfunds.com	11

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2012 (unaudited)

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND		FIRSTHAND ALTERNATIVE ENERGY FUND
ASSETS
Investment securities:
Acquisition cost	$90,756,286		$5,243,308
Market value (Note 2)	102,482,002	(1)	2,545,990
Foreign currency at value ($22,965 and $640)	23,009		642
Receivable for securities sold	61,326		—
Receivable from dividends, interest, and reclaims	—		397
Receivable for capital shares sold	8,655		—
TOTAL ASSETS	102,574,992		2,547,029

LIABILITIES
Written options, at value (proceeds $164,048)	205,528	(2)	—
Payable for capital shares redeemed	165,338		2,647
TOTAL LIABILITIES	370,866		2,647
NET ASSETS	$102,204,126		$2,544,382

Net Assets consist of:
Paid-in-capital	$96,424,038		$6,354,243
Accumulated net investment loss	(648,195)		(16,253)
Accumulated net realized losses from security transactions, purchased options, written options and foreign currency transactions	(5,255,997)		(1,096,292)
Net unrealized appreciation (depreciation) on investments, purchased options, written options and foreign currency	11,684,280		(2,697,316)
NET ASSETS	$102,204,126		$2,544,382

Shares outstanding	17,469,396		662,796
Net asset value, redemption price and offering price per share (Note 2)	$5.85		$3.84

(1)	Includes purchased options whose primary risk exposure is equity contracts.
(2)	Primary risk exposure is equity contracts.

see accompanying notes to financial statements

12	2012 Semi-Annual Report

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2012 (unaudited)

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
INVESTMENT INCOME
Dividends	$207,031	$16,498
Foreign tax withholding	(17,050)	(776)
TOTAL INVESTMENT INCOME	189,981	15,722

EXPENSES
Investment advisory fees (Note 4)	634,295	24,700
Administration fees (Note 4)	203,881	7,264
Trustees fees	3,333	4,133
GROSS EXPENSES	841,509	36,097
Trustees fees reimbursement	(3,333)	(4,133)
TOTAL NET EXPENSES	838,176	31,964

NET INVESTMENT LOSS	(648,195)	(16,242)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized losses from security transactions	(2,386,708)	(330,493)
Net realized gains from purchased option transactions(1)	77,656	6,035
Net realized gains (losses) on foreign currency	(1)	10,769
Net realized gains from written option transactions(1)	676,306	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency(2)	8,184,845	(27,537)
Net change in unrealized appreciation on purchased options(1)	1,389,539	—
Net change in unrealized depreciation on written options(1)	(41,480)	—
Net Realized and Unrealized Gain (Loss) on Investments	7,900,157	(341,226)

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,251,962	$(357,468)

(1)	Primary risk exposure is equity contracts.
(2)
Change in unrealized appreciation (depreciation) does not include unrealized appreciation of $1,674,417 in connection with the reorganization on the Firsthand Technology Opportunities Fund (See Note 6).

see accompanying notes to financial statements

www.firsthandfunds.com	13

STATEMENTS OF CHANGES IN NET ASSETS

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND		FIRSTHAND ALTERNATIVE ENERGY FUND
	SIX MONTHS ENDED 6/30/12 (UNAUDITED)	YEAR ENDED 12/31/11	SIX MONTHS ENDED 6/30/12 (UNAUDITED)	YEAR ENDED 12/31/11
FROM OPERATIONS:
Net investment loss	$(648,195)	$(1,298,218)	$(16,242)	$(80,355)
Net realized gains (losses) from security transactions, purchased options, foreign currency and written options	(1,632,747)	5,481,161	(313,689)	(33,954)
Net change in unrealized appreciation (depreciation) on investments, purchased options, written options and foreign currency	9,532,904	(17,543,935)	(27,537)	(2,526,860)
Net increase (decrease) in net assets from operations	7,251,962	(13,360,992)	(357,468)	(2,641,169)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,616,093	79,636,017	135,371	2,233,806
Proceeds received in merger (Note 6)	25,002,665	—	—	—
Payment for shares redeemed	(21,054,072)	(72,206,838)	(751,723)	(1,991,973)
Net increase (decrease) in net assets from capital share transactions	15,564,686	7,429,179	(616,352)	241,833
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,816,648	(5,931,813)	(973,820)	(2,399,336)

NET ASSETS:
Beginning of period	79,387,478	85,319,291	3,518,202	5,917,538
End of period	$102,204,126	$79,387,478	$2,544,382	$3,518,202
Accumulated Net Investment Income (Loss)	$(648,195)	$—	$(16,253)	$(11)

COMMON STOCK ACTIVITY:
Shares sold	1,975,241	12,622,465	30,035	311,301
Shares received in merger (Note 6)	4,346,937	—	—	—
Shares redeemed	(3,551,225)	(12,037,005)	(171,524)	(320,943)
Net increase (decrease) in shares outstanding	2,770,953	585,460	(141,489)	(9,642)
Shares outstanding, beginning of period	14,698,443	14,112,983	804,285	813,927
Shares outstanding, end of period	17,469,396	14,698,443	662,796	804,285

see accompanying notes to financial statements

14	2012 Semi-Annual Report

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year/period

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	SIX MONTHS ENDED 6/30/12*		YEAR ENDED 12/31/11	YEAR ENDED 12/31/10**	YEAR ENDED 12/31/09	YEAR ENDED 12/31/08	YEAR ENDED 12/31/07
Net asset value at beginning of year/period	$5.40		$6.05	$4.68	$2.69	$4.67	$4.05
Income from investment operations:
Net investment loss	(0.04)		(0.09)	(0.05)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gains(losses) on investments	0.49		(0.56)	1.42	2.05	(1.92)	0.68

Total from investment operations	0.45		(0.65)	1.37	1.99	(1.98)	0.62
Net asset value at end of year/period	$5.85		$5.40	$6.05	$4.68	$2.69	$4.67
Total return	8.33	%(a)	(10.74%)	29.27%	73.98%	(42.40%)	15.31%
Net assets at end of year/period (millions)	$102.2		$79.4	$85.3	$34.9	$19.4	$40.7
Ratio of gross expenses to average net assets before waiver	1.86	%(b)	1.86%	1.86%	1.92%	2.14%	1.96%
Ratio of net expenses to average net assets after waiver	1.85	%(b)	1.85%	1.85%	1.90%	1.95%	1.95%
Ratio of net investment loss average net assets	(1.43	%)(b)	(1.21%)	(1.42%)	(1.66%)	(1.58%)	(1.28%)
Portfolio turnover rate	41	%(a)	128%	164%	41%	41%	44%

*	Unaudited
**	Prior to 5/1/10 Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.
(A)	Not Annualized
(B)	Annualized

see accompanying notes to financial statements

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FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year/period

FIRSTHAND ALTERNATIVE ENERGY FUND

	SIX MONTHS ENDED 06/30/12*		YEAR ENDED 12/31/11	YEAR ENDED 12/31/10	YEAR ENDED 12/31/09		YEAR ENDED 12/31/08		PERIOD ENDED 12/31/07**
Net asset value at beginning of year/period	$4.37		$7.27	$8.01	$5.68		$10.89		$10.00
Income from investment operations:
Net investment loss	(0.02)		(0.10)	(0.12)	(0.10)		(0.07)		—	(a)
Net realized and unrealized gains (losses) on investments	(0.51)		(2.80)	(0.62)	2.43		(5.14)		0.89
Total from investment operations	(0.53)		(2.90)	(0.74)	2.33		(5.21)		0.89
Net asset value at end of year/period	$3.84		$4.37	$7.27	$8.01		$5.68		$10.89
Total return	(12.13	%)(b)	(39.89%)	(9.24%)	41.02%		(47.84%)		8.90	(b)
Net assets at end of year/period (millions)	$2.5		$3.5	$5.9	$7.4		$3.7		$1.9
Ratio of gross expenses to average net assets before waiver	2.24	%(c)	2.11%	2.10%	2.27	%***	2.37	%***	2.10	%(c)
Ratio of net expenses to average net assets after waiver	1.98	%(c)	1.98%	1.98%	2.15	%***	2.11	%***	2.10	%(c)
Ratio of net investment loss average net assets	(1.01	%)(c)	(1.43%)	(1.48%)	(1.68%)		(1.26%)		(0.07	%)(c)
Portfolio turnover rate	2	%(b)	16%	58%	41%		44%		—	(b)

*	Unaudited
**	For the period October 29, 2007 (inception) through December 31, 2007.
***	Ratio for years ended 2009 and 2008 includes dividend expenses on securities sold short of 0.11% and 0.01%, respectively.
(A)	Less than $0.005.
(B)	Not annualized.
(C)	Annualized.

see accompanying notes to financial statements

16	2012 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)

1. ORGANIZATION

Each of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

Fund	Inception Date
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that the Investment Adviser believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — A Fund’s portfolio of securities is valued as follows:
1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access

Level 2 -
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of June 30, 2012:

FUND	LEVEL 1 - QUOTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS
Firsthand Technology Opportunities Fund
Common Stocks
Advanced Materials	$517,200	$—	$—
Communications	6,487,100	—	—
Communications Equipment	5,098,000	—	—
Computer	14,308,000	—	—
Internet	31,766,521	—	—
Networking	1,978,800	—	—
Other Electronics	2,715,300	—	—
Semiconductor Equipment	858,000	—	—
Semiconductors	7,577,950	—	—
Social Networking	1,244,800	—	—
Software	10,778,200	—	—
Total Common Stock	83,329,871	—	—
Exchanged-Traded Fund	456,300	—	—
Investment Company	16,755,831	—	—
Asset Derivatives*
Equity Contracts	—	1,940,000	—
Total	$100,542,002	$1,940,000	$—
Liability Derivatives**
Equity Contracts	$—	$(205,528)	$—

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

FUND	LEVEL 1 - QUOTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS
Firsthand Alternative Energy Fund
Common Stocks
Advanced Materials	$303,000	$—	$—
Basic Materials	25,300	—	—
Building Automation	33,251	—	—
Energy Efficiency	261,867	—	—
Environmental Services	223,053	—	—
Industrials	109,445	—	—
Other Electronics	118,816	—	—
Power Conversion/Supply
Equipment	70,964	—	—
Renewable Energy	1,058,149	—	—
Semiconductors	179,003	—	—
Total Common Stocks	2,382,848	—	—
Preferred Stocks
Intellectual Property	—	—	28
Renewable Energy	—	—	3,606
Total Preferred Stocks	—	—	3,634
Investment Company	159,508	—	—
Total	$2,542,356	$—	$3,634

*	Asset derivatives include purchased options.
**	Liability derivatives include written options,

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Transfers in and out of the levels are recognized at the value at the end of the period. There were no transfers between Levels during the period ended June 30, 2012.

Following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

FIRSTHAND ALTERNATIVE ENERGY FUND

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/11	GROSS PURCHASES	GROSS SALES	NET REALIZED GAINS (LOSSES)	NET UNREALIZED APPRECIATION (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 6/30/12
Common Stocks
Intellectual Property	$18	$—	$—	$—	$(18)	$—	$—
Preferred Stocks
Intellectual Property	625	—	—	—	(597)	—	28
Renewable Energy	6,749	—	—	—	(3,143)	—	3,606
Total	$7,392	$—	$—	$—	$(3,758)	$—	$3,634

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of June 30, 2012 for Firsthand Alternative Energy Fund was $(3,758) and is included in “Net change in unrealized appreciation on investments and foreign currency” on the Statement of Operations.

The below chart represents quantitative disclosure about significant unobservable inputs for level 3 fair value measurements:

	FAIR VALUE AT 6/30/12	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE
Direct venture capital investments:		Market Comparable	Revenue Multiple	0.25x - 0.50x
Intellectual Property	$2.2M	Companies	Discount for Lack of Marketability	0.0% - 5.0%

Direct venture capital investments:	$8.5M	Prior Transaction	Volatility	100.0%
Renewable Energy		Analysis	Risk-Free Rate	0.63%
			Discount for Lack of Marketability	0.0% - 5.0%

Share Valuation — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s net asset value per share.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Foreign Securities — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.  The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices.  The Funds may also write put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The market value of the Fund’s purchased and written options as of June 30, 2012 can be found on the Portfolio of Investments. The net realized gains/(loss) from purchased and written options and the net change in unrealized appreciation (depreciation) on pur-

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

chased and written options for the six months ended June 30, 2012 can be found on the Statements of Operations.

The number of option contracts written and the premiums received during the six months ended June 30, 2012, were as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Options outstanding, beginning of year	—	$—
Options written during period	8,700	1,176,943
Options expired during period	(2,300)	(221,156)
Options closed during period	(3,300)	(791,739)
Options exercised during period	—	—
Options outstanding, end of year	3,100	$164,048

The average volume of derivatives during the six months ended June 30, 2012 is as follows:

	PURCHASED OPTIONS (CONTRACTS)	WRITTEN OPTIONS (CONTRACTS)
Firsthand Technology Opportunities Fund	7,700	1,800
Firsthand Alternative Energy Fund	33	—

Distributions to Shareholders — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Short Positions — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

brokers for securities sold short are invested in money market instruments.  The fund did not invest in short sales for the six month period.

Security Transactions —Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years. The following information is based upon the federal income tax cost of portfolio investments as of June 30, 2012.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Gross unrealized appreciation	$16,843,852	$402,030
Gross unrealized depreciation	(5,118,136)	(3,099,348)
Net unrealized appreciation (depreciation)	$11,725,716	$(2,697,318)
Federal income tax cost, investments	$90,756,286	$5,243,308
Federal income tax cost, written options	(164,048)	—
Federal income tax cost	$90,592,238	$5,243,308

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

As of December 31, 2011, the Funds had capital loss carryforwards for federal income tax purposes as follows:

24	2012 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)
	EXPIRING 2017	EXPIRING 2018	N/A*	TOTAL
TEFQX**	$247,259	$—	$—	$247,259
ALTEX**	181,999	108,018	366,458	656,475

*
On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund

Components of Distributable Earnings

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Undistributed Ordinary Income	$—	$—
Accumulated Earnings	—	—
Net Unrealized Appreciation (Depreciation) on securities and currencies*	(1,780,978)	(2,795,907)
Late Year Capital Losses Deferred**	(1,118,054)	—
Late Year Ordinary Losses Deferred**	—	(11)
Accumulated Capital Loss Carryforward	(247,259)	(656,475)
Total Distributable Earnings	$(3,146,291)	$(3,452,393)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddle losses.
**	Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return.  Taxable years ending 2011, 2010, 2009 and 2008 remain open to federal and state audit.  As of June 30, 2012, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

3. INVESTMENT TRANSACTIONS (EXCLUDING SHORT-TERM INVESTMENTS) WERE AS FOLLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2012.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Purchase of investment securities	$31,838,915	$48,371
Proceeds from sales and maturities of investment securities	$48,407,205	$340,435

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS; CERTAIN TRUSTEES AND OFFICERS OF THE TRUST ARE ALSO OFFICERS OF THE INVESTMENT ADVISER AND BNY MELLON

Certain trustees and officers of the Trust are also officers of the Investment Adviser or BNY Mellon. BNY Mellon serves as the sub-administrator, investment accounting agent, and shareholder servicing and transfer agent.

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations.  Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

Firsthand Capital Management, Inc. formerly known as SiVest Group, Inc. is the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% for TEFQX and 1.53% for ALTEX of its average daily net assets, respectively. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each  Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85%, for TEFQX and 1.98% for ALTEX, excluding any extraordinary fees, of its average net assets up to $200 million, 1.80% for TEFQX and 1.93% for ALTEX of such assets from $200 million to $500 million, 1.75% for TEFQX and 1.88% for ALTEX of such assets from $500 million to $1 billion, and 1.70% for TEFQX and 1.83% for ALTEX of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT
The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate ad-

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

ministrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), has a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to BNY Mellon the fees for the administrative services provided by BNY Mellon.  In the case of Firsthand Alternative Energy Fund, the Investment Adviser has also agreed to donate a portion of its management fees allocated, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Additionally, BNY Mellon serves as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent.  The Bank of New York Mellon, serves as the custodian for the Trust.

5. INVESTMENTS IN AFFILIATES AND RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2012, the Alternative Energy Fund was invested in the following restricted securities:

www.firsthandfunds.com	27

NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
ALTEX
Silicon Genesis Corp., Common Stock	September 2, 2008	109,855	$32,957	$—	—%
Silicon Genesis Corp., Common Stock	September 26, 2008	71,552	21,466	—	—%
Silicon Genesis Corp., Series 1-C P/S	September 2, 2008	152	46	—	—%
Silicon Genesis Corp., Series 1-E P/S	September 2, 2008	3,000	3,180	28	— %*
SoloPower, Series C-1 P/S	September 23, 2008	2,142	21,425	3,606	0.1%
			$79,074	$3,634	0.1%

*	Percentages are less than 0.05%.
P/S Preferred Stock

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

As of June 30, 2012, Kevin Landis represents the Funds and sits on the following private company’s board: Silicon Genesis Corporation.  Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted various procedures to ensure that the Fund will not be unfavorably affected by these potential conflicts.

6. REORGANIZATION

On May 22, 2012, shareholders of Firsthand Technology Leaders Fund approved the merger of Firsthand Technology Leaders Fund (“TLFQX”) into Firsthand Technology Opportunities Fund (“TEFQX”).  The merger was completed on May 25, 2012.  The merger was a non-taxable event. The primary purposes for the reorganization were the changing market environment for technology stocks, and better long-term performance of TEFQX.  TLFQX was credited with 4,346,937 shares of beneficial interest of TEFQX at $5.75 net asset value per share.  As a result of the reorganization, each shareholder of TLFQX received shares of TEFQX with an aggregate net asset value that is equal to the aggregate net asset value of the shares of TLFQX held by that shareholder as of close of business on May 25, 2012.

The shares outstanding of TLFQX immediately before the merger and shares of the Fund issued to TLFQX shareholders were:

28	2012 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

SHARES	AQUIRING	SHARES	NET ASSET	CONVERSION
MERGED FUND	EXCHANGED	FUND	ISSUED	VALUE	RATIO
Firsthand Technology		Firsthand Technology
Leaders Fund	1,278,111	Opportunities Fund	4,346,937	5.75	3.40106

The net assets and net unrealized appreciation (depreciation) of TLFQX and the net assets of TEFQX immediately before the merger were as follows:

	AQUIRING	UNREALIZED
MERGED FUND	NET ASSETS	APPRECIATION/DEPRECIATION	FUND	NET ASSETS
Firsthand Technology			Firsthand Technology
Leaders Fund	$25,002,665	$1,674,417	Opportunities Fund	$77,430,627

The net assets and shares outstanding of TEFQX upon completion of the reorganization were $102,433,292 and $17,808,943 respectively.

Assuming the reorganization had been completed on January 1, 2012, the Fund’s results of operation for the six months ended June 30, 2012 would have been as follows:

Net investment income/(loss)	$(783,955)
Net realized and unrealized gain/(loss) on investments	$8,088,889
Net increase in assets from operations	$7,304,934

Because the combined investment portfolio have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of TLFQX that have been included in TEFQX’s Statement of Operations since May 25, 2012.

7. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements.  New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.   Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

www.firsthandfunds.com	29

NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

8. RISKS

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

9. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

10. PROXY VOTING POLICY AND PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

10. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

30	2012 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2012 (unaudited)

11. SHAREHOLDER PROXY VOTE (UNAUDITED)

At a special meeting of shareholders for Firsthand Technology Leaders Fund, held on May 22, 2012, shares were voted as follows on the proposals presented to shareholders:

1.	To approve the Agreement and Plan of Reorganization, dated December 12, 2011 that provides for the reorganization of Firsthand Technology Leaders Fund into Firsthand Technology Opportunities Fund.

The shareholders approved the reorganization of the Firsthand Technology Leaders Fund into Firsthand Technology Opportunities Fund by the following votes:

For	Against	Abstain
656,458.201	33,283.358	53,847.983

www.firsthandfunds.com	31

Firsthand Funds
P.O. Box 9836
Providence, RI 02940-8036
www.firsthandfunds.com

Investment Adviser
Firsthand Capital Management, Inc.
150 Almaden Blvd.
Suite 1250
San Jose, CA 95113
www.firsthandcapital.com

Distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

Transfer Agent
BNY Mellon Investing Servicing (U.S.), Inc.
4400 Computer Drive
Westborough, MA 01581
1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for a prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

Firsthand and the interlocking “F” design are registered trademarks of Firsthand Funds.

FHF000606, exp. 9/15/2013

Item 2. Code of Ethics.

Not applicable- only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable- only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable- only for annual reports.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Firsthand Funds

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President and Secretary
(principal executive officer)

Date	August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President and Secretary
(principal executive officer)

Date	August 28, 2012

By (Signature and Title)*	/s/ Omar Billawala
Omar Billawala, Treasurer
(principal financial officer)

Date	August 28, 2012

* Print the name and title of each signing officer under his or her signature.